News	General Motors Corporation	GM Communications Detroit, Mich., USA media.gm.com
For Release: 1:45 p.m. ET
August 1, 2008
GM Reports 235,184 Deliveries in July
• Chevrolet Malibu total sales up 79 Percent, Aveo up 17 percent and Cobalt up 4 percent compared with last July
• Cadillac CTS sales increased 38 percent
• Pontiac G5 sales up 17 percent, Vibe up 7 percent and G6 up 6 percent
• Saturn Aura sales increased 24 percent with Sky up 14 percent, Astra has best month
• Buick Enclave mid-utility crossover sales increase 28 percent
DETROIT – GM today announced July sales results, highlighted by continued strong performance in small and midsize cars and crossovers. GM dealers in the United States delivered 235,184 vehicles in July, down 26.7 percent. Weak industry conditions caused by a challenging U.S. economic environment, higher fuel prices and inventory shortages in critical segments such as compact cars contributed to the overall sales decline for the month.
“In July, we saw strong performance once again in our launch products, including the Cadillac CTS, Chevrolet Malibu, Saturn Astra, and Pontiac Vibe and G8. In addition, we continued to see strong retail demand for our fuel efficient Chevrolet Aveo and HHR, Saturn Vue and Buick Enclave. So, despite an overall weak market, there are pockets of strength,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “Obviously, the weakness in the truck market persisted in July, yet we continue to hold share due to our fuel economy leadership in many truck segments despite dramatic competitive incentive spending increases.” Overall, GM truck sales in July declined 41.5 percent.
Chevrolet cars continued to show strength in the marketplace with Malibu total sales up 79 Percent, Aveo up 17 percent and Cobalt up 4 percent compared with last July.
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Cadillac CTS dominated the mid-car luxury category with sales increasing 38 percent compared with the same month a year ago.
Pontiac met consumers’ needs for fuel efficient vehicles with a performance edge with G5 sales up 17 percent, Vibe up 7 percent and G6 up 6 percent compared with July 2007.
Saturn’s award-winning Aura midsize car saw a sales increase of 24 percent with the two-seat Sky selling 14 percent more vehicles than July last year. Astra monthly sales of more than 1,500 vehicles were the best to date, and show a 75 percent increase compared with June 2008 (Astra was not available last July).
GM’s popular midsized crossovers — Buick Enclave, GMC Acadia and Saturn Outlook — together accounted for more than 11,600 vehicle sales in the month.
GM hybrid vehicles continue to gain in popularity in the marketplace with 228 hybrid Chevrolet Tahoe and 123 GMC Yukon 2-mode SUVs delivered. There were 349 Chevrolet Malibu, 29 Saturn Aura and 362 Vue hybrids sold in July. For the month, a total of 1,091 hybrid vehicles were delivered, with 5,467 hybrids sold so far this year.
“We’re working hard to change perceptions and gain awareness of GM as the leader in advanced propulsion technology and fuel efficiency,” LaNeve added. “Customers can experience that each time they visit a dealer’s showroom to see the full lineup – including five hybrid models — that provide industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker. We don’t just talk about technology, fuel efficiency and value – we have the cars and trucks available today to back it up.”
GM has aggressively managed inventories to low levels. In July, only about 747,000 vehicles were in stock – a three-year low – down about 201,000 vehicles (21 percent) compared with last July. There were about 236,000 cars and 511,000 trucks in inventory at the end of July.
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Certified Used Vehicles
July 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 41,594 vehicles, down 2 percent from July 2007. Year-to-date sales are 298,137 vehicles, down nearly 6 percent from the same period last year.
GM Certified Used Vehicles, the industry’s top-selling certified brand, posted July sales of 35,799 vehicles, down 4 percent from a strong July 2007 sales performance. Cadillac Certified Pre-Owned Vehicles sold 3,700 vehicles, up 22 percent. Saturn Certified Pre-Owned Vehicles sold 1,164 vehicles, down 24 percent. Saab Certified Pre-Owned Vehicles sold 770 vehicles, up 21 percent, and HUMMER Certified Pre-Owned Vehicles sold 161 vehicles, up 89 percent.
“Our luxury certified pre-owned programs – Cadillac, Saab and HUMMER Certified Pre-Owned Vehicles – each posted strong sales increases last month, and GM Certified Used Vehicles is again setting the pace to lead the segment in sales this year,” said LaNeve. “We’re confident more shoppers will seek the quality and value that manufacturer certification offers.”
GM North America Reports July, 2008 Production; Third-Quarter Production Forecast Remains at 900,000 Vehicles
In July, GM North America produced 238,000 vehicles (116,000 cars and 122,000 trucks). This is down 16,000 vehicles or 6 percent compared with July 2007 when the region produced 254,000 vehicles (91,000 cars and 163,000 trucks). (Production totals include joint venture production of 14,200 vehicles in July 2008 and 13,000 vehicles in July 2007.)
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The GM North America third-quarter production forecast is unchanged from last month at 900,000 vehicles (456,000 cars and 444,000 trucks) which is down about 12 percent compared with a year ago, due to production adjustments in response to market changes that will reduce the number of trucks produced by about 209,000 and increase the number of cars by about 89,000. GM North America built 1.020 million vehicles (367,000 cars and 653,000 trucks) in the third-quarter of 2007.
General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.
Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

Contact:

John McDonald GM Corporate News 313-667-3714 (office) 313-418-2139 (mobile) john.m.mcdonald@gm.com
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General Motors dealers in the United States reported the following deliveries:

					(Calendar Year-to-Date)
*S/D Curr: 26	July				January - July
			% Chg	%Chg per			%Chg
*S/D Prev: 24	2008	2007	Volume	S/D	2008	2007	Volume

Vehicle Total	235,184	320,935	-26.7	-32.4	1,840,126	2,243,697	-18.0
Car Total	105,335	119,866	-12.1	-18.9	794,842	880,128	-9.7
Light Truck Total	128,005	196,004	-34.7	-39.7	1,027,733	1,333,462	-22.9
Light Vehicle Total	233,340	315,870	-26.1	-31.8	1,822,575	2,213,590	-17.7
Truck Total	129,849	201,069	-35.4	-40.4	1,045,284	1,363,569	-23.3
GM Vehicle Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	10,013	16,654	-39.9	-44.5	81,176	106,837	-24.0
Cadillac Total	13,022	17,412	-25.2	-31.0	101,731	115,103	-11.6
Chevrolet Total	137,823	183,103	-24.7	-30.5	1,102,488	1,324,899	-16.8
GMC Total	27,447	44,060	-37.7	-42.5	224,667	285,262	-21.2
HUMMER Total	1,877	4,895	-61.7	-64.6	18,035	32,003	-43.6
**Other-Isuzu Total	0	1,173	***.*	***.*	0	7,906	***.*
Pontiac Total	25,373	30,023	-15.5	-22.0	178,127	205,448	-13.3
Saab Total	2,026	3,247	-37.6	-42.4	14,094	20,250	-30.4
Saturn Total	17,603	20,368	-13.6	-20.2	119,808	145,989	-17.9
GM Vehicle Total	235,184	320,935	-26.7	-32.4	1,840,126	2,243,697	-18.0
GM Car Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	6,086	12,446	-51.1	-54.9	54,911	74,762	-26.6
Cadillac Total	8,630	10,512	-17.9	-24.2	67,267	67,902	-0.9
Chevrolet Total	55,506	56,212	-1.3	-8.9	443,422	460,906	-3.8
Pontiac Total	23,689	26,778	-11.5	-18.3	164,422	186,550	-11.9
Saab Total	1,621	2,689	-39.7	-44.4	11,773	16,991	-30.7
Saturn Total	9,803	11,229	-12.7	-19.4	53,047	73,017	-27.3
GM Car Total	105,335	119,866	-12.1	-18.9	794,842	880,128	-9.7
GM Light Truck Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	3,927	4,208	-6.7	-13.9	26,265	32,075	-18.1
Cadillac Total	4,392	6,900	-36.3	-41.2	34,464	47,201	-27.0
Chevrolet Total	81,572	126,002	-35.3	-40.2	652,196	855,155	-23.7
GMC Total	26,348	41,057	-35.8	-40.8	213,986	271,899	-21.3
HUMMER Total	1,877	4,895	-61.7	-64.6	18,035	32,003	-43.6
Pontiac Total	1,684	3,245	-48.1	-52.1	13,705	18,898	-27.5
Saab Total	405	558	-27.4	-33.0	2,321	3,259	-28.8
Saturn Total	7,800	9,139	-14.7	-21.2	66,761	72,972	-8.5
GM Light Truck Total	128,005	196,004	-34.7	-39.7	1,027,733	1,333,462	-22.9

*	Twenty-six selling days (S/D) for the July period this year and twenty-four for last year

**	Prior to Aug ‘07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.
Effective Aug ‘07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries — (United States)
July 2008

					(Calendar Year-to-Date)
	July				January - July
			% Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	26	24			26	24
Century	0	0	***.*	***.*	0	5	***.*
LaCrosse	2,061	4,156	-50.4	-54.2	23,231	27,277	-14.8
LaSabre	0	0	***.*	***.*	0	121	***.*
Lucerne	4,025	8,290	-51.4	-55.2	31,680	47,333	-33.1
Park Avenue	0	0	***.*	***.*	0	26	***.*
Buick Total	6,086	12,446	-51.1	-54.9	54,911	74,762	-26.6
CTS	5,262	3,825	37.6	27.0	37,252	27,777	34.1
DeVille	0	0	***.*	***.*	0	71	***.*
DTS	2,179	4,920	-55.7	-59.1	18,387	27,769	-33.8
STS	1,079	1,611	-33.0	-38.2	10,790	11,120	-3.0
XLR	110	156	-29.5	-34.9	838	1,165	-28.1
Cadillac Total	8,630	10,512	-17.9	-24.2	67,267	67,902	-0.9
Aveo	7,215	6,173	16.9	7.9	37,697	37,168	1.4
Cavalier	0	0	***.*	***.*	0	57	***.*
Classic	0	0	***.*	***.*	0	17	***.*
Cobalt	16,410	15,850	3.5	-4.4	130,660	112,287	16.4
Corvette	1,870	2,377	-21.3	-27.4	16,824	20,135	-16.4
Impala	13,368	21,222	-37.0	-41.9	152,320	201,612	-24.4
Malibu	16,637	9,317	78.6	64.8	105,212	76,816	37.0
Monte Carlo	6	1,269	-99.5	-99.6	696	12,582	-94.5
SSR	0	4	***.*	***.*	13	232	-94.4
Chevrolet Total	55,506	56,212	-1.3	-8.9	443,422	460,906	-3.8
Bonneville	0	0	***.*	***.*	0	130	***.*
G5	2,665	2,287	16.5	7.6	15,156	15,291	-0.9
G6	13,261	12,507	6.0	-2.1	98,943	82,462	20.0
G8	1,472	0	***.*	***.*	7,742	0	***.*
Grand Am	0	0	***.*	***.*	0	99	***.*
Grand Prix	558	6,001	-90.7	-91.4	7,505	52,456	-85.7
GTO	0	320	***.*	***.*	52	3,807	-98.6
Solstice	1,232	1,463	-15.8	-22.3	8,113	10,541	-23.0
Sunfire	0	0	***.*	***.*	0	39	***.*
Vibe	4,501	4,200	7.2	-1.1	26,911	21,725	23.9
Pontiac Total	23,689	26,778	-11.5	-18.3	164,422	186,550	-11.9
9-2X	0	0	***.*	***.*	3	118	-97.5
9-3	1,394	2,209	-36.9	-41.7	10,025	14,127	-29.0
9-5	227	480	-52.7	-56.3	1,745	2,746	-36.5
Saab Total	1,621	2,689	-39.7	-44.4	11,773	16,991	-30.7
Astra	1,555	0	***.*	***.*	5,920	0	***.*
Aura	7,202	5,827	23.6	14.1	40,140	33,056	21.4
ION	4	4,490	***.*	***.*	311	32,837	-99.1
Saturn L Series	0	0	***.*	***.*	0	2	***.*
Sky	1,042	912	14.3	5.5	6,676	7,122	-6.3
Saturn Total	9,803	11,229	-12.7	-19.4	53,047	73,017	-27.3
GM Car Total	105,335	119,866	-12.1	-18.9	794,842	880,128	-9.7

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries — (United States)
July 2008

					(Calendar Year-to-Date)
	July				January - July
			% Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	26	24			26	24
Enclave	3,894	3,041	28.0	18.2	25,651	8,605	198.1
Rainier	3	363	-99.2	-99.2	108	4,083	-97.4
Rendezvous	1	481	-99.8	-99.8	23	14,809	-99.8
Terraza	29	323	-91.0	-91.7	483	4,578	-89.4
Buick Total	3,927	4,208	-6.7	-13.9	26,265	32,075	-18.1
Escalade	1,775	2,975	-40.3	-44.9	14,103	19,784	-28.7
Escalade ESV	842	1,392	-39.5	-44.2	6,696	9,266	-27.7
Escalade EXT	329	680	-51.6	-55.3	2,730	4,701	-41.9
SRX	1,446	1,853	-22.0	-28.0	10,935	13,450	-18.7
Cadillac Total	4,392	6,900	-36.3	-41.2	34,464	47,201	-27.0
Astro	0	0	***.*	***.*	0	25	***.*
C/K Suburban (Chevy)	3,989	8,243	-51.6	-55.3	31,910	46,790	-31.8
Chevy C/T Series	40	28	42.9	31.9	188	172	9.3
Chevy W Series	157	176	-10.8	-17.7	1,108	1,676	-33.9
Colorado	4,989	5,754	-13.3	-20.0	37,340	46,965	-20.5
Equinox	6,095	7,516	-18.9	-25.1	48,196	49,199	-2.0
Express Cutaway/G Cut	877	1,582	-44.6	-48.8	7,591	10,734	-29.3
Express Panel/G Van	3,657	6,320	-42.1	-46.6	30,467	43,525	-30.0
Express/G Sportvan	982	897	9.5	1.1	8,733	9,968	-12.4
HHR	11,518	12,914	-10.8	-17.7	62,336	59,267	5.2
Kodiak 4/5 Series	479	539	-11.1	-18.0	4,529	5,524	-18.0
Kodiak 6/7/8 Series	69	146	-52.7	-56.4	1,045	1,466	-28.7
S/T Blazer	0	0	***.*	***.*	0	7	***.*
Tahoe	7,732	11,915	-35.1	-40.1	59,925	83,029	-27.8
TrailBlazer	3,952	14,547	-72.8	-74.9	44,585	77,034	-42.1
Uplander	2,258	5,153	-56.2	-59.6	35,969	37,963	-5.3
Venture	0	0	***.*	***.*	0	25	***.*
Avalanche	2,534	4,164	-39.1	-43.8	20,835	32,731	-36.3
Silverado-C/K Pickup	32,989	46,997	-29.8	-35.2	264,309	357,893	-26.1
Chevrolet Fullsize Pickups	35,523	51,161	-30.6	-35.9	285,144	390,624	-27.0
Chevrolet Total	82,317	126,891	-35.1	-40.1	659,066	863,993	-23.7
Acadia	5,397	5,694	-5.2	-12.5	43,666	40,964	6.6
Canyon	1,311	1,731	-24.3	-30.1	9,995	13,091	-23.6
Envoy	1,070	5,421	-80.3	-81.8	14,029	26,912	-47.9
GMC C/T Series	32	115	-72.2	-74.3	319	709	-55.0
GMC W Series	278	293	-5.1	-12.4	1,716	2,609	-34.2
Safari (GMC)	0	0	***.*	***.*	0	13	***.*
Savana Panel/G Classic	710	1,668	-57.4	-60.7	5,931	9,169	-35.3
Savana Special/G Cut	1,239	1,019	21.6	12.2	7,156	6,914	3.5
Savana/Rally	71	226	-68.6	-71.0	729	1,134	-35.7
Sierra	11,596	15,892	-27.0	-32.6	94,770	115,185	-17.7
Topkick 4/5 Series	525	1,546	-66.0	-68.7	6,209	6,724	-7.7
Topkick 6/7/8 Series	264	1,049	-74.8	-76.8	2,437	3,321	-26.6
Yukon	3,087	5,147	-40.0	-44.6	22,942	34,275	-33.1
Yukon XL	1,867	4,259	-56.2	-59.5	14,768	24,242	-39.1
GMC Total	27,447	44,060	-37.7	-42.5	224,667	285,262	-21.2

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 3 of 4

3-1P
GM Truck Deliveries — (United States)
July 2008

					(Calendar Year-to-Date)
	July				January - July
			% Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	26	24			26	24
HUMMER H1	1	19	-94.7	-95.1	13	101	-87.1
HUMMER H2	454	825	-45.0	-49.2	4,207	6,724	-37.4
HUMMER H3	1,422	4,051	-64.9	-67.6	13,815	25,178	-45.1
HUMMER Total	1,877	4,895	-61.7	-64.6	18,035	32,003	-43.6
Other-Isuzu F Series	0	202	***.*	***.*	0	1,116	***.*
Other-Isuzu H Series	0	3	***.*	***.*	0	61	***.*
Other-Isuzu N Series	0	968	***.*	***.*	0	6,729	***.*
Other-Isuzu Total	0	1,173	***.*	***.*	0	7,906	***.*
Aztek	0	0	***.*	***.*	0	25	***.*
Montana	0	0	***.*	***.*	0	26	***.*
Montana SV6	0	122	***.*	***.*	64	1,135	-94.4
Torrent	1,684	3,123	-46.1	-50.2	13,641	17,712	-23.0
Pontiac Total	1,684	3,245	-48.1	-52.1	13,705	18,898	-27.5
9-7X	405	558	-27.4	-33.0	2,321	3,259	-28.8
Saab Total	405	558	-27.4	-33.0	2,321	3,259	-28.8
Outlook	2,368	3,345	-29.2	-34.7	15,428	19,908	-22.5
Relay	6	83	-92.8	-93.3	155	1,131	-86.3
VUE	5,426	5,711	-5.0	-12.3	51,178	51,933	-1.5
Saturn Total	7,800	9,139	-14.7	-21.2	66,761	72,972	-8.5
GM Truck Total	129,849	201,069	-35.4	-40.4	1,045,284	1,363,569	-23.3

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule — 8/01/08

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck
2008 Q3 # *	456	444	900	366	305	610	2,181	21	34	316
O/(U) prior forecast	0	0	0	(14)	(5)	10	(9)	0	0	12

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr. #	456	444	900	366	305	610	2,181	21	34	316

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more

#	Denotes estimate

All Numbers may vary due to rounding

[1]	GMNA includes joint venture production — NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck

[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004

[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year

[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.